Westrock Coffee Company Reports First Quarter 2024 Results

Announces Delivery of First Commercial Products from Conway, AR Extract and Ready-to-Drink Facility

Reaffirms 2024 Guidance; Issues Preliminary 2025 Guidance

Little Rock, Ark., May 9, 2024 (GLOBE NEWSWIRE) – Westrock Coffee Company (Nasdaq: WEST) (“Westrock Coffee” or the “Company”) today reported financial results for the first quarter ended March 31, 2024.

First Quarter Highlights

●	Consolidated net sales were $192.5 million for the first quarter of 2024, a decrease of $12.9 million, or 6.3%, compared to the first quarter of 2023.
●	Consolidated gross profit for the first quarter of 2024 was $37.3 million and included $1.6 million of non-cash mark-to-market gains, compared to consolidated gross profit of $34.3 million for the first quarter of 2023, which included $1.2 million of non-cash mark-to-market gains.
●	Net loss for the period was $23.7 million, compared to a net loss of $4.3 million for the first quarter of 2023. The $23.7 million net loss for the first quarter of 2024 included $3.0 million of transaction, restructuring and integration expense, and $9.8 million of start-up costs related to our Conway, AR extract and ready-to-drink facility. The $4.3 million net loss for the first quarter of 2023 included $6.6 million of transaction, restructuring and integration expense, $1.9 million of start-up costs related to our Conway, AR extract and ready-to-drink facility, and $5.5 million of non-cash gains from the change in fair value of warrant liabilities.
●	Consolidated Adjusted EBITDA was $11.1 million for the first quarter of 2024, an increase of $2.7 million or 31.8%, compared to the first quarter of 2023.
●	Beverage Solutions segment contributed $158.1 million of net sales and $10.8 million of Adjusted EBITDA for the first quarter of 2024, compared to $181.2 million and $8.4 million, respectively, for the first quarter of 2023.
●	SS&T segment, net of intersegment revenues, contributed $34.4 million of net sales and $0.3 million of Adjusted EBITDA for the first quarter of 2024, compared to $24.2 million and break-even, respectively, for the first quarter of 2023.

Scott T. Ford, CEO and Co-founder stated, “On balance, our first quarter performance was simply outstanding.  Our Adjusted EBITDA was up 32% over the prior year, our new Conway, Arkansas extract and ready-to-drink plant began producing commercial product exactly on schedule on April 16th, and our sales pipeline development efforts were rewarded with several new contract wins in the quarter.  Given these results, our updated orderbook outlook, and our ongoing expense reduction plans, we are re-affirming our Adjusted EBITDA of $60-$80 million for 2024.  We are also introducing our first, preliminary guidance for Adjusted EBITDA in 2025 of over $115 million as our customer onboarding process is scheduled to continue on pace through the rest of this year. I am extremely proud of, and thankful to, the entire Westrock team for fighting through challenge after challenge to now be in a position to deliver an industry leading array of products and services to our global, blue-chip customer base.”

Conway, AR Facility Commercialization

The Company has also announced today that it has delivered the first commercial products from its multi-serve bottle line in its Conway, AR extract and ready-to-drink facility. The Company is continuing the build-out of the facility and expects the commercialization of its can and glass lines in the second half of the year.

2024 and 2025 Outlook

The Company is reiterating its guidance for consolidated Adjusted EBITDA to be between $60 million and $80 million in fiscal year 2024. The guidance range is necessarily broad to account for the range of results the Company may experience as it commences operations at its extract and ready-to-drink facility in Conway, AR and the commercialization of customers at that facility. This guidance is an estimate of what the Company believes is realizable as of the date of this release, and actual results may vary from this guidance and the variations may be material. Management will provide additional details regarding the 2024 outlook on its earnings results call to be held today.

The Company is introducing preliminary guidance for consolidated Adjusted EBITDA of $115 million in fiscal year 2025. The guidance is predicated on the customer onboarding process continuing on pace for the rest of the year in its extract and ready-to-drink facility in Conway, AR.

The Company is not readily able to provide a reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income without unreasonable effort because certain items that impact such figure are uncertain or outside the Company’s control and cannot be reasonably predicted. Such items include the impacts of non-cash gains or losses resulting from mark-to-market adjustments of derivatives and the change in fair value of warrant liabilities, among others.

Conference Call Details

Westrock Coffee will host a conference call and webcast at 4:30 p.m. ET today to discuss this release. To participate in the live earnings call and question and answer session, please register at https://registrations.events/direct/NTM14777677 and dial-in information will be provided directly to you. The live audio webcast will be accessible in the “Events and Presentations” section of the Company’s Investor Relations website at https://investors.westrockcoffee.com. An archived replay of the webcast will be available shortly after the live event has concluded and will be available for a minimum of 14 days.

About Westrock Coffee

Westrock Coffee is a leading integrated coffee, tea, flavors, extracts, and ingredients solutions provider in the United States, providing coffee sourcing, supply chain management, product development, roasting, packaging, and distribution services to the retail, food service and restaurant, convenience store and travel center, non-commercial account, CPG, and hospitality industries around the world. With offices in 10 countries, the company sources coffee and tea from numerous countries of origin.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time.  Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, our 2024 financial outlook, our 2025 preliminary financial outlook,  certain plans, expectations, goals, projections, and statements about the timing and benefits of the build-out, and our ability to sell or commit the capacity prior to commencement of commercial production, of the Company's Conway, Arkansas extract and ready-to-drink facility, the plans, objectives, expectations, and intentions of Westrock Coffee, and other statements that are not historical facts. These statements are based on information available to Westrock Coffee as of the date hereof and Westrock Coffee is not under any duty to update any of the forward-looking statements after the date of this communication to conform these statements to actual results. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the management of Westrock Coffee as of the date hereof and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor, or others, as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Westrock Coffee. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; risks relating to the uncertainty of the projected financial information with respect to Westrock Coffee; risks related to the rollout of Westrock Coffee's business and the timing of expected business milestones; the effects of competition on Westrock Coffee's business; the ability of Westrock Coffee to issue equity or equity-linked securities or obtain debt financing in the future; the risk that Westrock Coffee fails to fully realize the potential benefits of acquisitions or joint ventures or has difficulty successfully integrating acquired companies; the availability of equipment and the timely performance by suppliers involved with the build-out of the Conway, Arkansas extract and ready-to-drink facility; the loss of significant customers or delays in bringing their products to market; and those factors discussed in Westrock Coffee’s Annual Report on Form 10-K, which was filed with the United States Securities and Exchange Commission (the “SEC”) on March 15, 2024, in Part I, Item 1A “Risk Factors” and other documents Westrock Coffee has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Westrock Coffee does not presently know, or that Westrock Coffee currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect Westrock Coffee's expectations, plans, or forecasts of future events and views as of the date of this communication. Westrock Coffee anticipates that subsequent events and developments will cause Westrock Coffee's assessments to change. However, while Westrock Coffee may elect to update these forward-looking statements at some point in the future, Westrock Coffee specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as a representation of Westrock Coffee's assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Media:

Westrock Coffee: PR@westrockcoffee.com

Investor Contact:

Westrock Coffee: IR@westrockcoffee.com

Westrock Coffee Company

Condensed Consolidated Balance Sheets

(Unaudited)

(Thousands, except par value)	March 31, 2024	December 31, 2023
ASSETS
Cash and cash equivalents	$12,571	$37,196
Restricted cash	1,205	644
Accounts receivable, net of allowance for credit losses of $3,356 and 2,915, respectively	90,214	99,158
Inventories	140,354	149,921
Derivative assets	15,424	13,658
Prepaid expenses and other current assets	13,457	12,473
Total current assets	273,225	313,050

Property, plant and equipment, net	400,839	344,038
Goodwill	116,111	116,111
Intangible assets, net	120,950	122,945
Operating lease right-of-use assets	64,000	67,601
Other long-term assets	8,131	7,769
Total Assets	$983,256	$971,514

LIABILITIES, CONVERTIBLE PREFERRED SHARES AND SHAREHOLDERS' EQUITY
Current maturities of long-term debt	$12,118	$9,811
Short-term debt	34,432	43,694
Accounts payable	44,230	69,106
Supply chain finance program	78,706	78,076
Derivative liabilities	4,229	3,731
Accrued expenses and other current liabilities	46,573	35,217
Total current liabilities	220,288	239,635

Long-term debt, net	224,090	223,092
Convertible notes payable - related party, net	49,654	—
Deferred income taxes	16,722	10,847
Operating lease liabilities	60,400	63,554
Warrant liabilities	44,761	44,801
Other long-term liabilities	1,528	1,629
Total liabilities	617,443	583,558

Commitments and contingencies

Series A Convertible Preferred Shares, $0.01 par value, 24,000 shares authorized, 23,512 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively, $11.50 liquidation value	274,129	274,216

Shareholders' Equity
Preferred stock, $0.01 par value, 26,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value, 300,000 shares authorized, 88,282 shares and 88,051 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	883	880
Additional paid-in-capital	473,064	471,666
Accumulated deficit	(386,297)	(362,624)
Accumulated other comprehensive income	4,034	3,818
Total shareholders' equity	91,684	113,740

Total Liabilities, Convertible Preferred Shares and Shareholders' Equity	$983,256	$971,514

Westrock Coffee Company

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended March 31,
(Thousands, except per share data)	2024	2023
Net sales	$192,500	$205,442
Costs of sales	155,226	171,144
Gross profit	37,274	34,298

Selling, general and administrative expense	44,440	34,122
Transaction, restructuring and integration expense	2,964	6,644
Loss on disposal of property, plant and equipment	2	896
Total operating expenses	47,406	41,662
Loss from operations	(10,132)	(7,364)

Other (income) expense
Interest expense, net	7,579	6,029
Change in fair value of warrant liabilities	(41)	(5,529)
Other, net	135	821
Loss before income taxes and equity in earnings from unconsolidated entities	(17,805)	(8,685)
Income tax expense (benefit)	5,815	(4,359)
Equity in (earnings) loss from unconsolidated entities	53	—
Net loss	$(23,673)	$(4,326)
Net income (loss) attributable to non-controlling interest	—	15
Net loss attributable to shareholders	(23,673)	(4,341)
Accretion of Series A Convertible Preferred Shares	87	(429)
Net loss attributable to common shareholders	$(23,586)	$(4,770)

Loss per common share:
Basic	$(0.27)	$(0.06)
Diluted	$(0.27)	$(0.13)

Weighted-average number of shares outstanding:
Basic	88,095	75,358
Diluted	88,095	76,693

Westrock Coffee Company

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Three Months Ended March 31,
(Thousands)	2024	2023
Cash flows from operating activities:
Net loss	$(23,673)	$(4,326)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	7,548	5,874
Equity-based compensation	2,455	1,548
Provision for credit losses	441	497
Amortization of deferred financing fees included in interest expense	1,050	453
Loss on disposal of property, plant and equipment	2	896
Mark-to-market adjustments	(1,640)	(1,236)
Change in fair value of warrant liabilities	(41)	(5,529)
Foreign currency transactions	245	307
Deferred income tax expense (benefit)	5,815	(4,359)
Other	343	259
Change in operating assets and liabilities:
Accounts receivable	8,397	(14,048)
Inventories	8,907	6,626
Derivative assets and liabilities	1,302	(76)
Prepaid expense and other assets	494	(9,510)
Accounts payable	(18,038)	(10,756)
Accrued liabilities and other	14,372	8,249
Net cash provided by (used in) operating activities	7,979	(25,131)
Cash flows from investing activities:
Additions to property, plant and equipment	(68,914)	(19,625)
Additions to intangible assets	(43)	(41)
Acquisition of business, net of cash acquired	—	(2,392)
Proceeds from sale of property, plant and equipment	21	30
Net cash used in investing activities	(68,936)	(22,028)
Cash flows from financing activities:
Payments on debt	(100,462)	(56,358)
Proceeds from debt	73,813	106,706
Payments on supply chain financing program	(38,980)	—
Proceeds from supply chain financing program	39,610	—
Proceeds from convertible notes payable	72,000	—
Payment of debt issuance costs	(2,934)	(405)
Net proceeds from (repayments of) repurchase agreements	(4,933)	(4,418)
Proceeds from exercise of stock options	—	63
Proceeds from exercise of Public Warrants	—	2,632
Payment for taxes for net share settlement of equity awards	(1,141)	(1,841)
Net cash provided by financing activities	36,973	46,379
Effect of exchange rate changes on cash	(80)	(55)
Net decrease in cash and cash equivalents and restricted cash	(24,064)	(835)
Cash and cash equivalents and restricted cash at beginning of period	37,840	26,405
Cash and cash equivalents and restricted cash at end of period	$13,776	$25,570

Westrock Coffee Company

Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA

(Unaudited)

	Three Months Ended
	March 31,
(Thousands)	2024	2023
Net loss	$(23,673)	$(4,326)
Interest expense, net	7,579	6,029
Income tax expense (benefit)	5,815	(4,359)
Depreciation and amortization	7,548	5,874
EBITDA	(2,731)	3,218
Transaction, restructuring and integration expense	2,964	6,644
Change in fair value of warrant liabilities	(41)	(5,529)
Management and consulting fees (S&D Coffee, Inc. acquisition)	—	556
Equity-based compensation	2,455	1,548
Conway extract and ready-to-drink facility start-up costs	9,796	1,869
Mark-to-market adjustments	(1,640)	(1,236)
Loss on disposal of property, plant and equipment	2	896
Other	337	487
Adjusted EBITDA	$11,142	$8,453

Westrock Coffee Company

Reconciliation of Segment Results

(Unaudited)

	Three Months Ended March 31,
(Thousands)	2024	2023
Net Sales
Beverage Solutions	$158,059	$181,209
Sustainable Sourcing & Traceability[1]	34,441	24,233
Total of Reportable Segments	$192,500	$205,442

	Three Months Ended March 31,
(Thousands)	2024	2023
Gross Profit
Beverage Solutions	$32,999	$30,495
Sustainable Sourcing & Traceability	4,275	3,803
Total of Reportable Segments	$37,274	$34,298

	Three Months Ended March 31,
(Thousands)	2024	2023
Adjusted EBITDA
Beverage Solutions	$10,800	$8,421
Sustainable Sourcing & Traceability	342	32
Total of Reportable Segments	$11,142	$8,453

1 - Net of intersegment revenues

Non-GAAP Financial Measures

We refer to EBITDA and Adjusted EBITDA in our analysis of our results of operations, which are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). While we believe that net (loss) income, as defined by GAAP, is the most appropriate earnings measure, we also believe that EBITDA and Adjusted EBITDA are important non-GAAP supplemental measures of operating performance as they contribute to a meaningful evaluation of the Company’s future operating performance and comparisons to the Company’s past operating performance. Additionally, we use these non-GAAP financial measures in evaluating the performance of our segments, to make operational and financial decisions and in our budgeting and planning process. The Company believes that providing these non-GAAP financial measures to investors helps investors evaluate the Company’s operating performance, profitability and business trends in a way that is consistent with how management evaluates such performance.

We define “EBITDA” as net (loss) income, as defined by GAAP, before interest expense, provision for income taxes and depreciation and amortization. We define “Adjusted EBITDA” as EBITDA before equity-based compensation expense and the impact, which may be recurring in nature, of transaction, restructuring and integration related costs, including management services and consulting agreements entered into in connection with the acquisition of S&D Coffee, Inc., impairment charges, changes in the fair value of warrant liabilities, non-cash mark-to-market adjustments, certain costs specifically excluded from the calculation of EBITDA under our material debt agreements, such as facility start-up costs, the write off of unamortized deferred financing costs, costs incurred as a result of the early repayment of debt, gains or losses on dispositions, and other similar or infrequent items (although we may not have had such charges in the periods presented). We believe EBITDA and Adjusted EBITDA are important supplemental measures to net (loss) income because they provide additional information to evaluate our operating performance on an unleveraged basis. In addition, Adjusted EBITDA is calculated similar to defined terms in our material debt agreements used to determine compliance with specific financial covenants.

Since EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, they should be viewed in addition to, and not be considered as alternatives for, net income (loss) determined in accordance with GAAP. Further, our computations of EBITDA and Adjusted EBITDA may not be comparable to that reported by other companies that define EBITDA and Adjusted EBITDA differently than we do.